Impairment of Long-Lived Assets	6 Months Ended
Jun. 30, 2026
Impairment of Long-Lived Assets
Impairment of Long-Lived Assets

21)Impairment of Long-Lived Assets

The carrying value of the Partnership’s fleet is regularly assessed as events or changes in circumstances may indicate that a vessel’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, and in such situation the carrying amount of the vessel is reduced to its estimated fair value. The Partnership considers factors related to vessel age, expected residual value, ongoing use of the vessels and equipment, shifts in market conditions and other impacting factors associated with the shuttle tanker business as well as the wider global oil and maritime transportation industries. This exercise in the first and second quarters of both 2026 and 2025 did not result in impairment of any Vessel.

As of January 1, 2026, the Partnership changed the useful life estimate of each of the vessels in its fleet from 23 years to 20 years due to prevailing longer term market trends. This change has increased the non-cash accounting depreciation charge, beginning in the first quarter of 2026. However, this change does not prevent vessels from being utilized beyond 20 years, should a market opportunity arise.